                       ================================
                       Annual Report September 30, 1998
                       ================================


                             O P P E N H E I M E R

                                   Multiple
                                Strategies Fund

                                   [GRAPHIC]

                                    [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

 9 Fund Performance
-----------------------------
13 Financial
   Statements

44 Independent
   Auditors' Report
-----------------------------

45 Federal
   Income Tax
   Information

46 Officers and
   Trustees

48 Information and
   Services

Report highlights
--------------------------------------------------------------------------------

o Sharp declines in global markets caused the Fund's performance to suffer. However, our broad diversification limited losses and provided investors with current income in a very challenging environment.

o Weakness in a wide range of equity markets enabled the Fund to shift assets to high quality companies that were available at relatively low prices.

o U.S. Treasury securities delivered a combination of competitive yields and capital appreciation.

Avg Annual Total Returns
For the 1-Year Period Ended 9/30/98

Class A

Without         With
Sales Chg./1/   Sales Chg./2/
-----------------------------
-4.71%          -10.19%
-----------------------------

Class B
Without         With
Sales Chg./1/   Sales Chg./2/
-----------------------------
-5.49%          -9.72%
-----------------------------

Class C

Without         With
Sales Chg./1/   Sales Chg./2/
-----------------------------
-5.43%          -6.28%
-----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Includes changes in net asset value per share without deducting any sales charges.
2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to a 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

2  Oppenheimer Multiple Strategies Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Multiple Strategies Fund

Dear shareholder,
--------------------------------------------------------------------------------
The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July,the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds:low inflation and declining interest rates. However, since late summer, amid heightened global concern, stocks declined sharply. Yet, despite continued economic concerns worldwide, the bond market appeared ready to benefit.

    Why have the stock and bond markets responded differently? The financial crises in Asia and Russia have weakened the earnings of some large U.S.corporations and have contributed to a slowdown in U.S. economic growth. Although this slowing economic growth has negatively impacted stocks, it created a positive environment for bonds. That's because slowing economic growth generally means fewer inflationary pressures and, as we've recently seen, interest rates also tend to decline.

    What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

    As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ Bridget A.Macaskill

Bridget A.Macaskill
October 21, 1998

3  Oppenheimer Multiple Strategies Fund

"We also found

selected

opportunities

in emerging

markets."

An interview with your Fund's managers
-------------------------------------------------------------------------------

How did the Fund perform during the last twelve months?

Sharp declines in many of the world's markets hurt the performance of Oppenheimer Multiple Strategies Fund during the one-year period ended September 30, 1998. Nevertheless, our strategy of broad diversification across asset classes and investment styles enabled us to limit our losses and provide investors with current income while taking advantage of opportunities that arose in this very challenging environment.

What made this such a challenging period?

Asian markets experienced economic difficulties throughout the year. With no resolution to Asia's problems in sight, and with Russia facing an economic and political crisis of its own, investors began to lose confidence in emerging markets throughout the world. As a result, emerging stock and bond markets suffered sharp losses. The impact was felt in developed markets as well. Many U.S. and European multinational companies saw profits decline as foreign demand for products weakened. Financial institutions with exposure to emerging markets suffered from concerns over asset quality.

     Within the United States, corporate profit growth slowed and average stock prices fell sharply. Much of the equity market's remaining strength became concentrated among the largest and most visible companies, though even that segment showed increasing weakness and volatility. On the other hand, the U.S. bond market responded favorably to an environment of slowing growth and continuing low inflation. Long-term U.S. Treasury bonds performed well throughout the period, providing investors with a combination of competitive yields and capital appreciation.


4  Oppenheimer Multiple Strategies Fund

[PHOTO]
Portfolio Management Team (l to r)1
Mike Levine,
Richard Rubinstein,
David Negri


How did the Fund allocate its assets during the period?

As of September 30, 1998, the Fund's invested assets were allocated 51% to stocks, 43% to bonds and 6% to cash. Not surprisingly, considering its diversified nature, the Fund shared in both the strengths and weaknesses of the financial markets. By maintaining the Fund's exposure to a wide range of U.S.and global equities and bonds, we enabled shareholders to participate in attractive investment opportunities, while not putting too many eggs in any one basket.

     Looking ahead, we generally strive to maintain about an equal mix of equities, fixed-income securities and cash. We believe this allocation will enable us to produce attractive returns with low risks over a full market cycle. We also believe this allocation will produce a portfolio that can perform well in many different market environments.

What actions did you take in response to the equity market's volatility?

Because we were concerned about relatively high valuations in U.S. equities, we sold some of our most successful holdings during the period to lock in profits. We reallocated those assets to cash and the fixed-income markets. However, many of our remaining positions suffered as equity markets weakened. For example, the value of our technology holdings fell as a result of the crisis in Asia, a major market for technology products.

1. George Evans (not shown), Mike Levine and David Negri joined the Fund as Portfolio Managers in August, 1998.

5  Oppenheimer Multiple Strategies Fund

=================================
Avg Annual Total Returns
For the Periods Ended 9/30/98 /2/
=================================

Class A
1 year     5 year      10 year
=================================
-10.19%    9.45%       10.19%
=================================

Class B
                       Since
1 year     5 year      Inception
=================================
-9.72%     N/A         9.53%
=================================

Class C
                       Since
1 year     5 year      Inception
=================================
-6.28%     N/A         9.89%
=================================

An interview with your Fund's managers
-------------------------------------------------------------------------------

Many of our financial stocks were negatively affected by concerns over their exposure to emerging market loans. Oil service stocks dropped in the face of slackening global energy demand and lower oil prices.

     We responded by focusing on high quality companies in areas that we believe continue to hold significant potential for future growth. With stocks beaten down throughout these sectors, many of the best companies in their respective industries were available at prices we believed to be excellent values. Therefore, we took the opportunity to trade up to companies we consider likely to be among the first to rebound when conditions again become favorable.

     We also found selected opportunities in emerging markets. Stock prices in many of these markets fell without regard for the strengths and weaknesses of individual companies. Even companies with stable finances, recession-resistant products and strong balance sheets saw their stock prices fall. We cautiously explored these markets for such opportunities,and made small investments in a few companies that met our criteria.

How did you manage the fixed-income portion of the Fund during the period?

Our approach to fixed-income investing is to diversify the Fund's assets among U.S. Treasury securities, high-yield

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 4/24/87. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 8/29/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

6  Oppenheimer Multiple Strategies Fund
corporate bonds and foreign bonds.This approach enables us to capture extra yield while reducing risks. That's because these three bond markets generally react differently to changing environments. For example, within the U.S. Treasury market, the greatest risk is maturity; within foreign markets, the major risk is currency; and for high-yield corporate bonds, the greatest risk is credit. By participating in all three markets, we've been able to earn incrementally higher yields because we've always enjoyed some exposure to whichever areas are performing best under existing conditions.

     As we mentioned earlier, the Fund's U.S. Treasuries holdings performed particularly well this year. We also took advantage of volatility in overseas fixed-income markets, particularly in Latin America.During the first half of this fiscal year, we purchased Brady Bonds, which are U.S.dollar-denominated bonds issued by Latin American governments and secured by the U.S.Federal Reserve Bank. As the value of those bonds increased, we took the opportunity to sell many. Now, the Asian crisis is creating new values in those same markets. We are making opportunistic reinvestments in Brazil and certain other Latin American countries. We believe these countries are likely to withstand their current economic difficulties and eventually thrive because of their abundant resources, growing populations and improving governments.

What is your outlook for the future?

We remain cautiously optimistic about the market's prospects over the coming months. While many domestic equities still appear somewhat overvalued and earnings growth seems to be slowing, market fundamentals, such as consumer spending and money flows, remain strong.

7  Oppenheimer Multiple Strategies Fund

Asset Allocation /3/

    [PIE CHART]

* Stocks                50.9%
* Bonds                 42.7
* Cash Equivalents       6.4


And although Asian economies and Russia continue to struggle, the rest of the world has thus far weathered the situation fairly well. In Europe, companies are beginning to benefit from the management changes and corporate restructurings that helped U.S. companies become more efficient over the past decade. Latin America has also learned some difficult lessons and appears to be on track toward better economic growth.

     The last twelve months of volatility and uncertainty illustrate the importance of a broad-based investment strategy. We remain dedicated to our highly diversified approach as we face the challenges ahead, searching for attractive investments throughout the world. It's a strategy that in the past has generally served our shareholders well...and that we believe continues to make Oppenheimer Multiple Strategies Fund part of The Right Way to Invest.


Top 10 Stock Holdings /3/
--------------------------------------------------------------------------------
BankAmerica Corp. (New)                                                     1.7%
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.7
--------------------------------------------------------------------------------
Intel Corp.                                                                 1.6
--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                                                 1.5
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                    0.8
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                           0.7
--------------------------------------------------------------------------------
Novartis AG                                                                 0.7
--------------------------------------------------------------------------------
American Home Products Corp.                                                0.6
--------------------------------------------------------------------------------
Groupe Danone                                                               0.6
--------------------------------------------------------------------------------
Xerox Corp.                                                                 0.6
--------------------------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of September 30, 1998 and are based on total market value of investments.

8  Oppenheimer Multiple Strategies Fund

Fund performance
-------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30,1998, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

     . Management's Discussion of Performance. During the past fiscal year that ended September 30, 1998, weakness in Asian economies and pressures on corporate earnings introduced greater volatility into equities markets, causing the Fund's overall performance to suffer. However, the Fund's losses were limited by strong bond performance, especially in U.S. Treasury securities, driven by low rates of inflation. The Fund also realized profits from its investments in U.S. corporate and Latin American bonds. We found opportunities to take profits in some of the Fund's best-performing stock holdings. Falling prices in certain sectors, including technology, finance and oil service, provided opportunities to shift assets to higher quality holdings within the same sector. The Fund's portfolio and our management strategies are subject to change.

     . Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1998. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on August 29, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 3% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

     Because the Fund invests in a variety of equity and fixed income securities, the Fund's performance is compared to the performance of two indices: (i) the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market; and (ii) the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.

                    9  Oppenheimer Multiple Strategies Fund

Fund performance
-------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Multiple Strategies Fund (Class A), S&P 500 Index and
Lehman Brothers Aggregate Bond Index

  [The following table was originally a line graph in the printed materials.]

                          Oppenheimer                           Lehman
                           Multiple                            Brothers
                          Strategies                           Aggregate
                             Fund             S&P                Bond
                            Class A        500 Index             Index
                          -----------      ---------           ---------
12.31.87                    9,425           10,000              10,000
12.31.88                   10,921           11,656              10,789
12.31.89                   12,909           15,343              12,356
12.31.90                   13,030           14,866              13,463
12.31.91                   14,941           19,386              15,618
12.31.92                   16,067           20,861              16,774
12.31.93                   18,684           22,958              18,409
12.31.94                   18,388           23,261              17,872
12.31.95                   22,580           31,991              21,174
9.30.96/1/                 25,113           36,308              21,304
9.30.97                    31,507           50,985              23,373
9.30.98                    30,023           55,603              26,064

Average Annual Total Return of Class A Shares of the Fund at 9/30/98 /2/
1 Year  -10.19%      5 Year  9.45%        10 Year    10.19%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Multiple Strategies Fund (Class B), S&P 500 Index and
Lehman Brothers Aggregate Bond Index

  [The following table was originally a line graph in the printed materials.]

                          Oppenheimer                           Lehman
                           Multiple                            Brothers
                          Strategies                           Aggregate
                             Fund             S&P                Bond
                            Class B        500 Index             Index
                          -----------      ---------           ---------
8/29/95                    10,000           10,000              10,000
12/31/95                   10,444           11,049              10,528
9/30/96/1/                 11,527           12,540              10,592
9/30/97                    14,331           17,609              11,621
9/30/98                    13,244           19,204              12,959

Average Annual Total Return of Class B Shares of the Fund at 9/30/98 /3/
1 Year  -9.72%       Life  9.53%

                   10  Oppenheimer Multiple Strategies Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Multiple Strategies Fund (Class C), S&P 500 Index and
Lehman Brothers Aggregate Bond Index

  [The following table was originally a line graph in the printed materials.]

                          Oppenheimer                           Lehman
                           Multiple                            Brothers
                          Strategies                           Aggregate
                             Fund             S&P                Bond
                            Class C        500 Index             Index
                          -----------      ---------           ---------
12/1/93                    10,000           10,000              10,000
12/31/93                   10,218           10,121              10,054
12/31/94                   9,963            10,254              9,761
12/31/95                   12,124           14,103              11,564
9/30/96/1/                 13,403           16,006              11,635
9/30/97                    16,676           22,476              12,765
9/30/98                    15,771           24,512              14,235

Average Annual Total Return of Class C Shares of the Fund at 9/30/98 /4/
1 Year  -6.28%       Life  9.89%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs for Class B begins on 8/31/95 and Class C begins on 11/30/93.

1. The Fund's fiscal year has changed from 12/31 to 9/30.

2. The inception date of the Fund's Class A shares was 4/24/87. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

3. Class B shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

4. Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

                   11  Oppenheimer Multiple Strategies Fund

                   Financials
                   ----------------------------------------

                   12  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Investments   September 30, 1998
================================================================================

                                                                     Market Value
                                                        Shares       See Note 1
================================================================================
Common Stocks--50.2%
--------------------------------------------------------------------------------
Basic Materials--2.1%
--------------------------------------------------------------------------------
Chemicals--1.4%
Bayer AG, Sponsored ADR                                 115,000      $ 4,341,687
--------------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                          36,000        2,020,500
--------------------------------------------------------------------------------
Potash Corp. of Saskatchewan,Inc.                        80,000        4,210,000
                                                                     -----------
                                                                      10,572,187

--------------------------------------------------------------------------------
Metals--0.2%
De Beers Consolidated Mines Ltd., ADR                   126,000        1,582,875
--------------------------------------------------------------------------------
Paper--0.5%
MacMillan Bloedel Ltd.                                  244,561        2,290,910
--------------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                              124,000        1,782,500
                                                                     -----------
                                                                       4,073,410

--------------------------------------------------------------------------------
Consumer Cyclicals--7.9%
--------------------------------------------------------------------------------
Autos & Housing--0.9%
Dana Corp.                                               55,000        2,052,187
--------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA                  679,270        1,483,701
--------------------------------------------------------------------------------
Lear Corp.(1)                                            70,000        3,062,500
                                                                     -----------
                                                                       6,598,388

--------------------------------------------------------------------------------
Leisure & Entertainment--4.1%
Alaska Air Group,Inc.(1)(2)                              37,500        1,277,344
--------------------------------------------------------------------------------
AMR Corp.(1)                                             42,500        2,356,094
--------------------------------------------------------------------------------
Berjaya Sports Toto Berhad(3)                           410,000          258,947
--------------------------------------------------------------------------------
Brunswick Corp.                                          90,000        1,164,375
--------------------------------------------------------------------------------
Callaway Golf Co.                                       120,000        1,297,500
--------------------------------------------------------------------------------
Carnival Corp.                                           10,000          318,125
--------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.                   96,000        2,184,000
--------------------------------------------------------------------------------
Host Marriott Corp.(1)                                  175,000        2,220,312
--------------------------------------------------------------------------------
International Game Technology(2)                        165,000        3,062,812
--------------------------------------------------------------------------------
Mattel,Inc.                                                   1               42
--------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                 230,000        3,852,500
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                        53,500        5,030,685
--------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)(2)                           10,900          287,487
--------------------------------------------------------------------------------
Shimano, Inc.                                           165,000        3,733,797
--------------------------------------------------------------------------------
Time Warner, Inc.                                        36,500        3,196,031
                                                                     -----------
                                                                      30,240,051

                   13  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                     Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Media--1.2%
CBS Corp.(2)                                              181,700    $ 4,406,225
--------------------------------------------------------------------------------
MediaOne Group, Inc.(1)                                    76,000      3,377,250
--------------------------------------------------------------------------------
South China Morning Post Holdings Ltd.                  3,306,000      1,301,323
                                                                     -----------
                                                                       9,084,798

--------------------------------------------------------------------------------
Retail: General--0.8%
Dayton Hudson Corp.                                        38,200      1,365,650
--------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)(2)                    60,000      2,182,500
--------------------------------------------------------------------------------
Neiman Marcus Group, Inc.(1)                               95,000      2,054,375
                                                                     -----------
                                                                       5,602,525

--------------------------------------------------------------------------------
Retail: Specialty--0.9%
AutoZone, Inc.(1)                                         105,000      2,585,625
--------------------------------------------------------------------------------
General Nutrition Cos., Inc.(1)                           138,000      1,492,125
--------------------------------------------------------------------------------
Gymboree Corp.(1)                                          40,000        300,000
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc.(1)(2)                          90,000        810,000
--------------------------------------------------------------------------------
Saks, Inc.(1)                                              76,260      1,711,084
                                                                     -----------
                                                                       6,898,834

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--8.5%
--------------------------------------------------------------------------------
Beverages--0.5%
Coca-Cola Beverages plc(1)                                 55,000        125,713
--------------------------------------------------------------------------------
Diageo plc                                                240,840      2,218,320
--------------------------------------------------------------------------------
Whitman Corp.                                              93,000      1,482,187
                                                                     -----------
                                                                       3,826,220

--------------------------------------------------------------------------------
Food--1.0%
Groupe Danone                                              16,948      4,454,111
--------------------------------------------------------------------------------
Nestle SA, Sponsored ADR                                   33,500      3,332,305
                                                                     -----------
                                                                       7,786,416

--------------------------------------------------------------------------------
Healthcare/Drugs--4.2%
Abbott Laboratories                                        82,000      3,561,875
--------------------------------------------------------------------------------
American Home Products Corp.                               88,000      4,609,000
--------------------------------------------------------------------------------
Astra AB Free, Series A                                   180,000      3,078,679
--------------------------------------------------------------------------------
Biogen, Inc.(1)                                            15,000        987,187
--------------------------------------------------------------------------------
Centocor, Inc.(1)                                          77,500      3,070,937
--------------------------------------------------------------------------------
Genzyme Corp.(General Division)(1)(2)                      55,000      1,986,875
--------------------------------------------------------------------------------
Johnson & Johnson                                          41,000      3,208,250
--------------------------------------------------------------------------------
Mylan Laboratories, Inc.                                   89,000      2,625,500
--------------------------------------------------------------------------------
Novartis AG                                                 3,000      4,808,887
--------------------------------------------------------------------------------
SmithKline Beecham plc, Sponsored ADR, Cl.A                62,000      3,394,500
                                                                     -----------
                                                                      31,331,690

                   14  Oppenheimer Multiple Strategies Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Market Value
                                                        Shares       See Note 1
---------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.7%
Acuson Corp.(1)                                            92,000     1,569,750
--------------------------------------------------------------------------------
Alternative Living Services, Inc.(1)                       73,000     1,952,750
--------------------------------------------------------------------------------
United Healthcare Corp.(2)                                 45,400     1,589,000
                                                                     ----------
                                                                      5,111,500

--------------------------------------------------------------------------------
Household Goods--0.7%
Fort James Corp.                                           83,500     2,739,844
--------------------------------------------------------------------------------
Wella AG                                                    3,585     2,155,692
--------------------------------------------------------------------------------
Wella AG, Preference                                          350       254,016
                                                                     ----------
                                                                      5,149,552

--------------------------------------------------------------------------------
Tobacco--1.4%
Imperial Tobacco Group plc                                400,000     4,231,513
--------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                  135,000     6,218,437
                                                                     ----------
                                                                     10,449,950

--------------------------------------------------------------------------------
Energy--3.6%
--------------------------------------------------------------------------------
Energy Services & Producers--1.6%
Baker Hughes, Inc.(2)                                      40,500       847,969
--------------------------------------------------------------------------------
Coflexip SA, Sponsored ADR                                 50,000     1,981,250
--------------------------------------------------------------------------------
Input/Output, Inc.(1)(2)                                  223,000     1,770,062
--------------------------------------------------------------------------------
Santa Fe International Corp.(2)                           137,000     2,106,375
--------------------------------------------------------------------------------
Schlumberger Ltd.                                          40,000     2,012,500
--------------------------------------------------------------------------------
Transocean Offshore, Inc.                                  85,000     2,948,437
                                                                     ----------
                                                                     11,666,593

--------------------------------------------------------------------------------
Oil-Integrated--2.0%
Enron Corp.                                                42,000     2,218,125
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                           47,000     2,138,500
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                      3,330,000       341,286
--------------------------------------------------------------------------------
Talisman Energy, Inc.(1)                                  100,090     2,140,858
--------------------------------------------------------------------------------
Total SA, Sponsored ADR                                    38,200     2,399,437
--------------------------------------------------------------------------------
Unocal Corp.                                              105,000     3,806,250
--------------------------------------------------------------------------------
YPF SA, Cl.D, ADR                                          75,000     1,950,000
                                                                     ----------
                                                                     14,994,456

--------------------------------------------------------------------------------
Financial--12.2%
--------------------------------------------------------------------------------
Banks--6.0%
ABN Amro Holding NV                                        77,000     1,311,193
--------------------------------------------------------------------------------
Banc One Corp.                                             29,000     1,236,125
--------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA                      150,000       975,115
--------------------------------------------------------------------------------
BankAmerica Corp.(New)                                    235,000    12,572,500

                   15  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Investments  (Continued)
================================================================================


                                                   Shares         Market Value
                                                                   See Note 1
------------------------------------------------------------------------------
Banks  (continued)
Chase Manhattan Corp. (New)                       255,000          $11,028,750
------------------------------------------------------------------------------
Credit Suisse Group                                 5,225              577,489
------------------------------------------------------------------------------
Credito Italiano SpA                              688,800            2,867,829
------------------------------------------------------------------------------
Deutsche Bank AG                                   11,400              605,006
------------------------------------------------------------------------------
First Chicago NBD Corp.                            15,000            1,027,500
------------------------------------------------------------------------------
Fleet Financial Group, Inc.(2)                     30,000            2,203,125
------------------------------------------------------------------------------
Morgan J.P.& Co., Inc.                             25,000            2,115,625
------------------------------------------------------------------------------
Societe Generale                                   37,800            4,181,415
------------------------------------------------------------------------------
UBS AG(1)                                           5,600            1,092,239
------------------------------------------------------------------------------
Wells Fargo & Co.                                   9,000            3,195,000
                                                                    ----------
                                                                    44,988,911

------------------------------------------------------------------------------
Diversified Financial--1.1%
American Express Co.(2)                            32,500            2,522,812
------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(2)                       50,000            2,368,750
------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.(2)                70,000            3,014,375
                                                                   -----------
                                                                     7,905,937

------------------------------------------------------------------------------
Insurance--2.0%
ACE Ltd.                                           72,000            2,160,000
------------------------------------------------------------------------------
Cigna Corp.(2)                                     45,000            2,975,625
------------------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                 92,500            3,451,406
------------------------------------------------------------------------------
Skandia Forsakrings AB                            241,000            3,137,649
------------------------------------------------------------------------------
UNUM Corp.                                         65,400            3,249,563
                                                                   -----------
                                                                    14,974,243

------------------------------------------------------------------------------
Real Estate Investment Trusts--3.1%
Archstone Communities Trust                        95,000            1,935,625
------------------------------------------------------------------------------
Avalon Bay Communities, Inc.                       60,000            2,043,750
------------------------------------------------------------------------------
Brandywine Realty Trust                           105,000            2,008,125
------------------------------------------------------------------------------
Camden Property Trust                              65,000            1,815,938
------------------------------------------------------------------------------
CarrAmerica Realty Corp.                           75,000            1,710,938
------------------------------------------------------------------------------
Chastain Capital Corp.                            184,000            1,978,000
------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                           65,000            2,226,250
------------------------------------------------------------------------------
Cornerstone Properties, Inc.                      102,000            1,542,750
------------------------------------------------------------------------------
CRIIMI MAE, Inc.                                  170,000            1,498,125
------------------------------------------------------------------------------
Developers Diversified Realty Corp.               100,000            1,825,000
------------------------------------------------------------------------------
Horizon Group Properties, Inc.(1)                     717                1,703
------------------------------------------------------------------------------
JDN Realty Corp.                                  100,000            2,300,000
------------------------------------------------------------------------------
Post Properties, Inc.                              50,000            1,928,125
                                                                   -----------
                                                                    22,814,329

                   16  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

                                                              Market Value
                                                Shares         See Note 1
--------------------------------------------------------------------------
Industrial--3.2%
--------------------------------------------------------------------------
Electrical Equipment--0.6%
Methode Electronics, Inc., Cl.A                  143,000      $ 2,145,000
--------------------------------------------------------------------------
Rockwell International Corp.                      60,000        2,167,500
                                                              ------------
                                                                4,312,500
--------------------------------------------------------------------------
Industrial Materials--0.4%
Equitable Bag, Inc.(1)(3)                          1,861            2,792
--------------------------------------------------------------------------
Owens Corning                                     98,000        3,191,125
                                                              ------------
                                                                3,193,917

--------------------------------------------------------------------------
Manufacturing--1.4%
American Standard Cos., Inc.(1)                   30,000          791,250
--------------------------------------------------------------------------
ASM Lithography Holding NV(1)                     40,000          627,500
--------------------------------------------------------------------------
Case Corp.                                         5,000          108,750
--------------------------------------------------------------------------
Deere & Co.                                       12,500          378,125
--------------------------------------------------------------------------
Hexcel Corp.(1)                                  190,000        2,042,500
--------------------------------------------------------------------------
Pall Corp.                                       150,000        3,328,125
--------------------------------------------------------------------------
Tenneco, Inc.(New)                                99,000        3,254,625
                                                              ------------
                                                               10,530,875

--------------------------------------------------------------------------
Transportation--0.8%
Burlington Northern Santa Fe Corp.               102,000        3,264,000
--------------------------------------------------------------------------
Stolt-Nielsen SA                                 174,000        2,066,250
--------------------------------------------------------------------------
Stolt-Nielsen SA, Sponsored ADR                   67,050          787,838
                                                              ------------
                                                                6,118,088

--------------------------------------------------------------------------
Technology--10.9%
--------------------------------------------------------------------------
Computer Hardware--2.9%
Canon, Inc.                                       81,000        1,643,134
--------------------------------------------------------------------------
Hewlett-Packard Co.(2)                            61,000        3,229,188
--------------------------------------------------------------------------
International Business Machines Corp.             97,000       12,416,000
--------------------------------------------------------------------------
Xerox Corp.(2)                                    52,000        4,407,000
                                                              ------------
                                                               21,695,322
--------------------------------------------------------------------------
Computer Software/Services--3.3%
America Online, Inc.(2)                           37,000        4,116,250
--------------------------------------------------------------------------
Computer Associates International, Inc.           95,000        3,515,000
--------------------------------------------------------------------------
Electronic Arts, Inc.(1)(2)                       35,000        1,535,625
--------------------------------------------------------------------------
First Data Corp.                                 125,000        2,937,500
--------------------------------------------------------------------------
Novell, Inc.(1)                                  231,000        2,829,750
--------------------------------------------------------------------------
PLATINUM Technology, Inc.(1)                      60,000        1,080,000
--------------------------------------------------------------------------
Rational Software Corp.(1)(2)                    197,000        3,312,063



                   17  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Investments  (Continued)
================================================================================

                                                                  Market Value
                                                    Shares         See Note 1
------------------------------------------------------------------------------
Computer SoftwareServices  (continued)
Sabre Group Holdings, Inc.(1)                        87,900        $ 2,637,000
------------------------------------------------------------------------------
Symantec Corp.(1)(2)                                 66,842            881,479
------------------------------------------------------------------------------
Synopsys, Inc.(1)                                    46,000          1,532,375
                                                                     ---------
                                                                    24,377,042

------------------------------------------------------------------------------
Electronics--3.1%
Analog Devices, Inc.(1)                             140,000          2,248,750
------------------------------------------------------------------------------
CAE, Inc.                                           165,390            973,646
------------------------------------------------------------------------------
General Motors Corp., Cl.H(2)                        67,800          2,495,888
------------------------------------------------------------------------------
Intel Corp.(2)                                      140,000         12,005,000
------------------------------------------------------------------------------
Keyence Corp.                                        14,800          1,416,595
------------------------------------------------------------------------------
STMicroelectronics NV(1)(2)                          27,000          1,213,313
------------------------------------------------------------------------------
Teradyne, Inc.(1)(2)                                 47,000            857,750
------------------------------------------------------------------------------
Xilinx, Inc.(1)(2)                                   50,000          1,750,000
                                                                    ----------
                                                                    22,960,942

------------------------------------------------------------------------------
TelecommunicationsTechnology--1.6%
3Com Corp.(1)                                        45,000          1,352,813
------------------------------------------------------------------------------
Airtouch Communications, Inc.(1)                     57,000          3,249,000
------------------------------------------------------------------------------
Cisco Systems, Inc.(1)(2)                            66,000          4,079,625
------------------------------------------------------------------------------
ECI Telecommunications Ltd.                          22,000            539,000
------------------------------------------------------------------------------
Embratel Participacoes SA(1)                     10,200,000             85,179
------------------------------------------------------------------------------
RCN Corp.(1)                                        200,000          2,600,000
------------------------------------------------------------------------------
Tele Celular Sul Participacoes SA(1)             10,200,000              7,744
------------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes SA(1)    10,200,000              5,162
------------------------------------------------------------------------------
Tele Centro Sul Participacoes SA(1)              10,200,000             64,960
------------------------------------------------------------------------------
Tele Leste Celular Participacoes SA(1)           10,200,000              3,011
------------------------------------------------------------------------------
Tele Nordeste Celular Participacoes SA(1)        10,200,000              5,162
------------------------------------------------------------------------------
Tele Norte Celular Participacoes SA(1)           10,200,000              2,581
------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA(1)             10,200,000             64,487
------------------------------------------------------------------------------
Tele Sudeste Celular Participacoes SA(1)         10,200,000             20,650
------------------------------------------------------------------------------
Telemig Celular Participacoes SA(1)              10,200,000              8,604
------------------------------------------------------------------------------
Telesp Celular Participacoes SA(1)               10,200,000             51,624
------------------------------------------------------------------------------
Telesp Participacoes SA(1)                       10,200,000            160,034
                                                                   -----------
                                                                    12,299,636


                   18  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

                                                                  Market Value
                                                     Shares       See Note 1
-------------------------------------------------------------------------------
Utilities--1.8%
-------------------------------------------------------------------------------
Electric Utilities--1.0%
Allegheny Energy, Inc.                                   48,000     $ 1,515,000
-------------------------------------------------------------------------------
Houston Industries, Inc.                                 85,500       2,661,188
-------------------------------------------------------------------------------
Southern Co.                                            114,000       3,355,875
                                                                    -----------
                                                                      7,532,063

-------------------------------------------------------------------------------
Telephone Utilities--0.8%
MCI WorldCom, Inc.(1)                                    37,500       1,832,813
-------------------------------------------------------------------------------
SBC Communications, Inc.                                 64,000       2,844,000
-------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                      10,200,000           3,011
-------------------------------------------------------------------------------
U S West, Inc.(2)                                        26,075       1,367,308
                                                                    -----------
                                                                      6,047,132
                                                                    -----------
Total Common Stocks (Cost $294,697,795)                             374,720,382

-------------------------------------------------------------------------------
Preferred Stocks--0.3%
-------------------------------------------------------------------------------
Budget Group, Inc., 6.25% Cv.(5)                         40,000       1,875,000
-------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc., 14.25% Cum.
Exchangeable, Non-Vtg.(3)(4)                                488         479,460
                                                                    -----------
Total Preferred Stocks (Cost $2,525,414)                              2,354,460

                                                       Units
-------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(3)             2,000              20
-------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03                    300          19,537
-------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01           550          49,569
-------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                       300              --
                                                                    -----------
Total Rights, Warrants and Certificates (Cost $0)                        69,126

                                                       Face
                                                       Amount(6)
-------------------------------------------------------------------------------
Mortgage-Backed Obligations--5.0%
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multi class Mtg.
Participation Certificates, Series 151,
Cl. F, 9%, 5/15/21                                   $   969,196       1,046,732
Interest-Only Stripped Mtg.-Backed
Security, Series 177,
Cl.B, 5.489%, 7/1/26(7)                               1,285,429         162,888
-------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 12/1/27--2/1/28                                9,697,610       9,863,052
11.50%, 7/1/11                                          113,222         124,480
-------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 3/20/26--4/15/26                                  4,586,469       4,726,382
7.50%, 5/15/27                                       17,991,775      18,658,551
9%, 11/15/08--5/15/09                                   335,685         358,247


                   19  Oppenheimer Multiple Strategies Fund

===============================================================================
Statement of Investments  (Continued)
===============================================================================

                                                                             Face               Market Value
                                                                             Amount(6)           See Note 1
--------------------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations (continued)
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-C1, Cl. F,
7.436%, 2/15/28(3)(5)(8)                                                       $    97,137        $    87,818
-------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg.
Pass-Through Certificates, Series 1996-MC1, Cl. G,
7.15%, 6/15/06(5)                                                                  400,000            355,250
-------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1992-CHF, C1. D, 8.25%, 12/25/20                                            215,706            215,909
Series 1993-C1, C1. D, 9.45%, 5/25/24                                              252,980            251,538
Series 1994-C2, C1. E, 8%, 4/25/25                                                 753,909            759,918
Series 1994-C2, C1. G, 8%, 4/25/25                                                 178,543            178,822
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII:
Series 1996-CL, C1. F, 9.175%, 1/20/28(8)                                          250,000            210,859
Series 1996-B, Cl. 1, 7.132%, 4/25/26(5)                                           291,711            225,529
-------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates, Series 1995-C4, Cl. E, 8.734%, 6/25/26(3)(8)                          27,688             28,700
                                                                                                   ----------
Total Mortgage-Backed Obligations (Cost $36,283,965)                                               37,254,675
-------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--12.3%
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                                        500,000            559,688
6.50%, 11/15/26                                                                    360,000            429,300
8.875%, 8/15/17                                                                  3,650,000          5,279,955
STRIPS, 7.10%, 11/15/18(9)                                                      17,000,000          5,784,352
STRIPS, 7.31%, 8/15/19(9)                                                       18,700,000          6,099,352
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02-2/15/04                                                         30,000,000         31,926,585
6.125%, 12/31/01                                                                15,000,000         15,782,820
6.25%, 2/15/03-2/15/07                                                          12,130,000         13,326,296
6.50%, 10/15/06                                                                  4,640,000          5,272,205
7.50%, 5/15/02                                                                     327,000            360,824
8.50%, 2/15/00                                                                   5,500,000          5,788,756
10.75%, 5/15/03                                                                  1,190,000          1,502,004
                                                                                                   ----------
Total U.S. Government Obligations (Cost $84,039,725)                                               92,112,389

                   20  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

                                                                    Face                      Market Value
                                                                    Amount/(6)/                See Note 1
-------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--18.7%
-------------------------------------------------------------------------------------------------------------
Argentina--4.5%
Argentina (Republic of):
Bonds, Bonos de Consolidacion de Deudas, Series I,
5.646%, 4/1/01(8)                                                   $   341,701                  $   293,814
Bonds, Series L, 6.188%, 3/31/05(8)                                  11,932,000                    9,500,855
Nts., 11.75%, 2/12/07(5)(ARP)                                           150,000                      109,138
Nts., 9.15%, 11/30/02(8)                                             15,000,000                   13,237,500
Par Bonds, 5.75%, 3/31/23(10)                                        16,000,000                   10,760,000
                                                                                                 -----------
                                                                                                  33,901,307

-------------------------------------------------------------------------------------------------------------
Australia--0.4%
New South Wales Treasury Corp. Gtd. Bonds, 7%, 4/1/04(AUD)            1,570,000                    1,012,824
-------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp.Exchangeable Gtd.Nts :
10.50%, 5/15/03(AUD)                                                  2,590,000                    1,883,988
8%, 8/14/01(AUD)                                                        615,000                      396,571
                                                                                                 -----------
                                                                                                   3,293,383

-------------------------------------------------------------------------------------------------------------
Brazil--3.0%
Brazil (Federal Republic of):
Capitalization Bonds, 8%, 4/15/14                                    25,756,662                   15,518,389
Eligible Interest Bonds, 6.625%, 4/15/06(8)                          11,318,500                    6,593,026
-------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA
Medium-Term Nts., 11.25%, 12/9/99(3)(8)                                  10,000                        8,825
                                                                                                 -----------
                                                                                                  22,120,240

-------------------------------------------------------------------------------------------------------------
Bulgaria--0.0%
Bulgaria (Republic of) Interest Arrears Bonds, 6.688% 7/28/11(8)        170,000                      101,150
-------------------------------------------------------------------------------------------------------------
Canada--3.0%
Canada (Government of) Bonds:
6.50%,6/1/04(CAD)                                                    13,320,000                    9,437,352
7%, 12/1/06(CAD)                                                         60,000                       44,666
8.75%, 12/1/05(CAD)                                                     495,000                      398,441
9.75%, 12/1/01(CAD)                                                   6,260,000                    4,687,466
9.75%, 6/1/01(CAD)                                                    3,270,000                    2,403,091
11.75%, 2/1/03(CAD)                                                     290,000                      240,663
Series A-33, 11.50%, 9/1/00(CAD)                                        585,000                      429,199
Series WL43, 5.75%, 6/1/29(CAD)                                       7,130,000                    5,013,106
                                                                                                 -----------
                                                                                                  22,653,984

                   21  Oppenheimer Multiple Strategies Fund

===============================================================================
Statement of Investments  (Continued)
===============================================================================

                                                                                        Face                 Market Value
                                                                                        Amount(6)            See Note 1
---------------------------------------------------------------------------------------------------------------------------
Denmark--0.6%
Denmark (Kingdom of) Bonds, 8%, 3/15/06(DKK)                                       21,900,000                   $ 4,172,540
---------------------------------------------------------------------------------------------------------------------------
Finland--0.1%
Finland (Republic of) Bonds, 9.50%, 3/15/04(FIM)                                    4,000,000                       998,420
---------------------------------------------------------------------------------------------------------------------------
Germany--0.3%
Germany (Republic of) Bonds, Series 94, 6.25%, 1/4/24(DEM)                          2,665,000                     1,919,797
---------------------------------------------------------------------------------------------------------------------------
Great Britain--1.6%
United Kingdom Treasury Bonds:
7%, 6/7/02(GBP)                                                                     2,415,000                     4,336,194
7.25%, 12/7/07(GBP)                                                                 2,400,000                     4,796,140
10%, 9/8/03(GBP)                                                                      325,000                       666,737
---------------------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts.:
9.75%, 8/27/02(GBP)                                                                    55,000                       107,779
12.50%, 11/21/05(GBP)                                                                  62,000                       140,001
13%, 7/14/00(GBP)                                                                   1,050,000                     1,994,594
                                                                                                                 ----------
                                                                                                                 12,041,445

---------------------------------------------------------------------------------------------------------------------------
Italy--0.2%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
9%, 10/1/03(ITL)                                                                  195,000,000                       144,228
9.50%, 2/1/01(ITL)                                                                405,000,000                       275,384
9.50%, 5/1/01(ITL)                                                                195,000,000                       134,091
10.50%, 4/1/00(ITL)                                                               200,000,000                       132,119
10.50%, 7/15/00(ITL)                                                            1,270,000,000                       854,403
                                                                                                                 ----------
                                                                                                                  1,540,225

---------------------------------------------------------------------------------------------------------------------------
Mexico--0.5%
Banco Nacional de Comercio Exterior SNC International
Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                                     110,000                        99,550
---------------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03(DEM)                                                                 150,000                        87,280
16.50%, 9/1/08(3)(GBP)                                                                 35,000                        71,375
---------------------------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds:
Series B, 6.25%, 12/31/19                                                             250,000                       186,250
Series W-A, 6.25%, 12/31/19                                                         4,450,000                     3,315,250
                                                                                                                -----------
                                                                                                                  3,759,705

                   22  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

                                                                                    Face             Market Value
                                                                                    Amount(6)        See Note 1
------------------------------------------------------------------------------------------------------------------
New Zealand--3.2%
New Zealand (Government of) Bonds:
8%, 11/15/06(NZD)                                                                     345,000          $   198,685
8%, 2/15/01(NZD)                                                                   43,360,000           22,851,383
10%, 3/15/02(NZD)                                                                   1,085,000              616,535
                                                                                                       -----------
                                                                                                        23,666,603

------------------------------------------------------------------------------------------------------------------
Norway--0.0%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)                                    880,000              135,200
------------------------------------------------------------------------------------------------------------------
Philippines--0.3%
Philippines (Republic of):
Bonds, 8.60%, 6/15/27                                                               1,500,000              997,500
Par Bonds, Series B, 6.50%, 12/1/17(3)(10)                                          1,675,000            1,191,344
                                                                                                       -----------
                                                                                                         2,188,844

------------------------------------------------------------------------------------------------------------------
Poland--0.7%
Poland (Republic of) Bonds:
12%, 6/12/01(PLZ)                                                                  18,000,000            4,642,764
16%, 2/12/99(PLZ)                                                                     940,000              261,609
                                                                                                       -----------
                                                                                                         4,904,373

------------------------------------------------------------------------------------------------------------------
South Africa--0.2%
Eskom Depositary Receipts, Series E168, 11%, 6/1/08(ZAR)                            6,430,000              750,150
------------------------------------------------------------------------------------------------------------------
Eskom Sec.Bonds, 11%, 6/1/08(ZAR)                                                   3,000,000              349,992
------------------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, 12.50%, 12/21/06(ZAR)                               800,000              106,083
                                                                                                       -----------
                                                                                                         1,206,225

------------------------------------------------------------------------------------------------------------------
Spain--0.1%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion
del Estado:
10.25%, 11/30/98(ESP)                                                              25,800,000              183,132
10.30%, 6/15/02(ESP)                                                               39,150,000              337,087
10.50%, 10/30/03(ESP)                                                              22,100,000              202,262
12.25%, 3/25/00(ESP)                                                               31,600,000              249,476
                                                                                                       -----------
                                                                                                           971,957
                                                                                                       -----------
Total Foreign Government Obligations (Cost $146,503,187)                                               139,575,398

                   23  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Investments  (Continued)
================================================================================

                                                                                         Face                  Market Value
                                                                                         Amount (6)            See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations--0.1%
------------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) 1989-1990 Integrated Loan
Facility Bonds, 6.688%, 7/1/01/(3)(8)                                                    $   185,660               $   167,095
------------------------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 6.563%, 1/1/09 (3)(8)                                                             665,000                   483,787
                                                                                                                   ------------
Total Loan Participations (Cost $777,805)                                                                              650,882

------------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes--6.3%
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp., 10.50% Sr. Unsec. Nts.,
Series B, 7/15/04                                                                            500,000                   550,000
------------------------------------------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts.,  12/15/06                                                 1,150,000                 1,158,625
------------------------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts. 12/1/06                               425,000                   465,375
------------------------------------------------------------------------------------------------------------------------------------
American International Group, Inc., 11.70% Unsec.
Unsub.Bonds, 12/4/01(ITL)                                                                 95,000,000                    70,426
------------------------------------------------------------------------------------------------------------------------------------
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                    360,000                   370,800
------------------------------------------------------------------------------------------------------------------------------------
AMRESCO,Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                                        200,000                   161,000
------------------------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                                                        500,000                   502,500
------------------------------------------------------------------------------------------------------------------------------------
Aracruz Celulose SA, 10.375% Debs., 1/31/02(5)                                               320,000                   267,200
------------------------------------------------------------------------------------------------------------------------------------
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98(3)                                          50,000                    49,750
------------------------------------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                                         135,000                   145,125
------------------------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                                          480,000                   400,800
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America, 8.625% Sr. Nts.,
Series B, 12/15/06                                                                            50,000                    50,500
------------------------------------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                                      400,000                   425,000
------------------------------------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(11)                            140,000                   134,225
------------------------------------------------------------------------------------------------------------------------------------
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                                                                      650,000                   666,250
10.50% Sr. Nts., 5/15/06                                                                     225,000                   241,875
------------------------------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07                          500,000                   462,500
------------------------------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                             400,000                   406,000
------------------------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                                250,000                   271,250
------------------------------------------------------------------------------------------------------------------------------------
Celcaribe SA, 13.50% Sr. Sec. Nts., 3/15/04                                                  350,000                   358,750
------------------------------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Sr.
Unsec. Sub. Nts., 4/15/06                                                                    200,000                   210,000
------------------------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs 11/15/07(11)                         850,000                   692,750
------------------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                           1,300,000                 1,413,750

                   24  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

                                                                                                  Face                 Market Value
                                                                                                  Amount(6)            See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes  (continued)
Comunicacion Celular SA, 0%/13.125% Sr. Deferred
Coupon Bonds, 11/15/03(11)                                                                      $   300,000            $  204,000
------------------------------------------------------------------------------------------------------------------------------------
Convergent Communications, Inc., Units (each unit consists
of $1,000 principal amount of 13% sr. nts., 4/1/08 and four
warrants to purchase 10.8 shares of common stock)(5)(12)                                                500               402,500
------------------------------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc.:
9.875% Sr. Sub. Debs., 2/15/13                                                                      250,000               275,000
10.50% Sr. Sub. Debs., 5/15/16                                                                      250,000               286,250
------------------------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75%
Sr. Disc. Nts., 12/15/05 (11)                                                                       300,000               240,000
------------------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                          100,000                92,500
------------------------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875%
Sr. Disc. Nts., 6/1/04(11)                                                                           50,000                48,750
------------------------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125%
Sr. Sec. Disc. Nts., 3/15/04(11)                                                                    500,000               445,000
------------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Sec. Nts , Series E, 5/1/11                                  250,000               288,437
------------------------------------------------------------------------------------------------------------------------------------
Empresas ICA Sociedad Controladora SA de CV,
11.875% Nts., 5/30/01                                                                                30,000                28,425
------------------------------------------------------------------------------------------------------------------------------------
FaciliCom International, Inc., 10.50% Sr. Nts., Series B, 1/15/08                                   215,000               188,125
------------------------------------------------------------------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr. Disc. Debs., 4/15/10(11)                                     600,000               411,000
------------------------------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07                                      1,150,000             1,144,250
------------------------------------------------------------------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A., Inc., 8.05% Debs. 6/15/03 (NZD)                                   35,000                18,040
------------------------------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05(NZD)                                                               35,000                19,629
14.50% Cv.Sub. Nts., 9/30/00(NZD)                                                                    35,000                19,812
------------------------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625% Sr. Nts., 5/15/08(5)                                          750,000               729,375
------------------------------------------------------------------------------------------------------------------------------------
Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05(5)                                 950,000               688,750
------------------------------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% First Mtg. Sec. Nts., 12/1/03                                          500,000               527,500
------------------------------------------------------------------------------------------------------------------------------------
Grey Wolf, Inc., 8.875% Sr. Unsec. Nts., Series C, 7/1/07                                           750,000               573,750
------------------------------------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02                                                       25,000                19,094
------------------------------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc. Nts., 12/15/05(11)                                         465,000               337,125
------------------------------------------------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(5)                                               500,000               497,500
------------------------------------------------------------------------------------------------------------------------------------
Harris Chemical North America, Inc., 10.75% Sr. Sub. Nts., 10/15/03                                 100,000               104,050
------------------------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                                        200,000               220,250
------------------------------------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(8)                                                                                200,000               209,000
------------------------------------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts. 4/15/02                                       725,000               723,187

                   25  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Investments  (Continued)
================================================================================

                                                                                        Face                        Market Value
                                                                                        Amount(6)                   See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes  (continued)
ICG Holdings, Inc.:
0%/12.50% Sr. Sec. Disc. Nts., 5/1/06(11)                                             $      470,000                $  336,050
0%/13.50% Sr. Disc. Nts., 9/15/05(11)                                                        240,000                   190,800
-----------------------------------------------------------------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01(8)                                                          320,000                   331,200
-----------------------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.,  9.50% Sr. Sub. Nts., 9/15/07                               75,000                    70,125
-----------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.50% Sr. Nts., Series B, 1/15/08                          500,0000                   496,250
-----------------------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts.,
Series B, 6/1/05                                                                             500,000                   515,000
-----------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03                               500,000                   492,500
-----------------------------------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr. Nts., 10/15/04                                         400,000                   402,000
-----------------------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                                1,000,000                   960,000
-----------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr. Sub. Nts., 12/1/06                                         100,000                   106,500
-----------------------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., Series B, 9/15/07                             500,000                   437,500
-----------------------------------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                                         900,000                   967,500
-----------------------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr. Disc. Nts., 3/1/07(11)                                        500,000                   365,000
-----------------------------------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Gtd. Sr. Sec. Sub. Nts.,
Series B, 12/30/99                                                                            38,000                    27,075
-----------------------------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50%
Sr. Disc. Nts., 6/1/06(11)                                                                   750,000                   476,250
-----------------------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority
Ship Mtg. Nts., 6/30/07(5)                                                                   500,000                   475,000
-----------------------------------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 8.50% Sr. Nts., 2/15/05                                       1,000,000                 1,139,102
-----------------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                          183,000                   197,640
-----------------------------------------------------------------------------------------------------------------------------------
NTL, Inc., 0%/9.75% Sr. Nts., 4/1/08(5)(11)                                                  500,000                   305,000
-----------------------------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                                 500,000                   490,000
-----------------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                                    300,000                   208,500
11.625% Sr. Nts., Series A, 8/15/06                                                          400,000                   278,000
-----------------------------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                                                                        155,000                   137,175
-----------------------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07                               900,000                   877,500
-----------------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                                              1,000,000                   960,000
-----------------------------------------------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                                       1,250,000                 1,259,375
-----------------------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., Series B, 7/1/07                       1,315,000                 1,361,025
-----------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 8.625% Sr. Unsec.
Sub. Nts., 2/1/08                                                                            500,000                   491,250
-----------------------------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 10.085%, 3/15/01(9)                                                              1,000,000                   770,000
-----------------------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50% Sr. Sub. Nts., 4/15/07                                       250,000                   272,500
-----------------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                               500,000                   462,500

                   26  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

                                                                                        Face                    Market Value
                                                                                        Amount(6)               See Note 1
------------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Bonds and Notes  (continued)
Rogers Cablesystems Ltd., 10% Second Priority Sr.
Sec. Debs., 12/1/07                                                                     $  1,300,000            $    1,426,750
------------------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                                750,000                   720,000
------------------------------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                                       1,000,000                 1,095,000
------------------------------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                                     400,000                   452,000
------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                                500,000                   492,500
9% Sr. Unsec. Sub.Nts., 7/15/07                                                              450,000                   450,000
------------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr.Unsec.Sub  Nts., 8/15/06                               1,055,000                   917,850
------------------------------------------------------------------------------------------------------------------------------
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                                                                362,069                   303,439
9.50% Sr. Sec. Nts., 12/28/08(5)                                                              72,413                    60,688
------------------------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc.:
9.375% Sr. Sub.Nts., 5/1/08(5)                                                               500,000                   452,500
9.50% Sr. Sub. Nts., 7/1/07                                                                  525,000                   480,375
------------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc., 10.875% Sr Sub. Nts., 2/15/07                             195,000                   181,350
------------------------------------------------------------------------------------------------------------------------------
TeleWest Communications plc, 0%/11% Sr. Disc  Debs., 10/1/07(11)                           1,000,000                   825,000
------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                              1,400,000                 1,541,324
------------------------------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04                                   950,000                   907,250
------------------------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp.,
0%/13.375% Sr.Disc. Nts., Series B, 12/15/03(11)                                           1,000,000                   875,000
------------------------------------------------------------------------------------------------------------------------------
TV Azteca SA de CV, 10.50% Sr. Nts., Series B, 2/15/07                                       200,000                   140,000
------------------------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr.Nts., 11/1/03(3)                                         500,000                   502,500
------------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub. Debs, 6/15/07                                       900,000                   897,750
                                                                                                                   -----------
Total Non-Convertible Corporate Bonds and Notes
(Cost $48,411,067)                                                                                                  46,795,343

==============================================================================================================================
Repurchase Agreements--6.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with J.P.Morgan Securities, Inc., 5.40%, dated 9/30/98, to be repurchased at $47,357,103 on 10/1/98,
collateralized by U.S.Treasury Bonds,6.25%--10.625%,
8/15/15--8/15/25, with a value of $44,994,718, and U.S. Treasury Nts.,
5.625%, 5/15/08, with a value of $3,762,459 (Cost $47,350,000)                            47,350,000                47,350,000

------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $660,588,958)                                                 99.3%              740,882,655
------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                  0.7                 5,465,129
                                                                                           ---------              ------------
Net Assets                                                                                     100.0%             $746,347,784
                                                                                           =========              ============

                   27  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Investments  (Continued)
================================================================================


--------------------------------------------------------------------------------
1. Non-income producing security.
2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                             Shares            Expiration  Exercise  Premium       Market Value
                                             Subject to Call   Date        Price     Received      See Note 1
---------------------------------------------------------------------------------------------------------------
Alaska Air Group, Inc.                       10,000            10/98       $60.000   $  65,948     $      1,875
Alaska Air Group, Inc.                        7,000            10/98        65.000      32,164              437
America Online, Inc.                         10,000            10/98       100.000      95,947          140,000
America Online,Inc                            7,500            10/98       135.000      30,711            4,687
America Online, Inc.                         16,000            10/98        70.000     113,756          658,000
American Express Co.                          7,500            10/98       115.000      50,711              469
Baker Hughes, Inc.                            4,000            12/98        85.000      43,379              250
CBS Corp.                                    32,000             1/99        40.000      47,038            4,000
Cigna Corp.                                   9,000            10/98        73.625      41,159              563
Cisco Systems, Inc.                          10,000            10/98        66.625      53,448           14,063
Cisco Systems, Inc.                          19,800            10/98        53.375      71,179          259,875
Electronic Arts, Inc.                        12,000            12/98        50.000      74,808           33,000
Federated Department Stores, Inc.            10,000            11/98        55.000      25,324              625
Fleet Financial Group, Inc.                   5,400            10/98        95.000      22,112              675
General Motors Corp., Cl.H                   14,000            12/98        60.000      73,078              875
Genzyme Corp.(General Division)              22,200            10/98        35.000      49,282           49,950
Hewlett-Packard Co.                          12,000            11/98        85.000      47,638            1,500
Input/Output, Inc.                           25,000            11/98        30.000      47,686            3,125
Intel Corp.                                  50,000            10/98        90.000     229,742           75,000
Intel Corp.                                   5,000            10/98        95.000       4,850            2,500
International Game Technology                40,000            10/98        30.000      88,797            5,000
Merrill Lynch & Co., Inc.                     8,000            10/98       105.000      26,759              500
Morgan Stanley Dean Witter & Co.             12,000             1/99        90.000      38,639              750
Outback Steakhouse, Inc.                     10,900            11/98        45.000      11,447            1,363
Petco Animal Supplies, Inc.                   6,000            12/98        22.500      14,070              375
Rational Software Corp.                      40,000            10/98        20.000      61,298            7,500
STMicroelectronics NV                         2,500            10/98        95.000      17,424              156
STMicroelectronics NV                         2,500             1/99        85.000       7,112              156
Santa Fe International Corp.                 13,500            10/98        45.000      38,406              844
Symantec Corp.                               33,400            10/98        25.000     199,391            2,088
Teradyne, Inc.                                6,500            10/98        50.000      52,616              406
U S West Communications Group                15,200            10/98        40.000      28,993           91,200
United Healthcare Corp.                         400            12/98        75.000       1,738               50
Xerox Corp.                                  12,000            10/98       120.000      37,139              750
Xilinx, Inc.                                 11,000             1/99        55.000      21,669            4,125
Xilinx, Inc.                                 10,000            12/98        45.000      26,574           10,000
Xilinx, Inc.                                 11,000            12/98        50.000      75,292            4,812
                                                                                    ----------       ----------
                                                                                    $1,967,325       $1,381,544
                                                                                    ==========       ==========

                   28  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
3. Identifies issues considered to be illiquid or restricted See Note 7 of Notes to Financial Statements.

4. Interest or dividend is paid-in-kind.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,531,248 or 0.88% of the Fund's net assets as of September 30, 1998.

6. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP--Argentine Peso                       GBP--British Pound Sterling
AUD--Australian Dollar                    ITL--Italian Lira
CAD--Canadian Dollar                      NOK--Norwegian Krone
DEM--German Mark                          NZD--New Zealand Dollar
DKK--Danish Krone                         PLZ--Polish Zloty
ESP--Spanish Peseta                       ZAR--South African Rand
FIM--Finnish Markka

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these Securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

8. Represents the current interest rate for a variable rate security.

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Represents the current interest rate for an increasing rate security.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12. Units may be comprised of several components, such as debt and equity and/or warrants to equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

                   29  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Assets and Liabilities  September 30, 1998
================================================================================

======================================================================================
Assets
Investments, at value (cost $660,588,958)--see accompanying statement     $740,882,655
--------------------------------------------------------------------------------------
Cash                                                                           623,080
--------------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                       6,576,673
Investments sold                                                             1,627,220
Shares of beneficial interest sold                                             120,513
--------------------------------------------------------------------------------------
Other                                                                           34,011
                                                                          ------------
Total assets                                                               749,864,152

======================================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                       1,910
--------------------------------------------------------------------------------------
Options written, at value (premiums received $1,967,325)--
see accompanying statement--Note 6                                           1,381,544
--------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                          603,382
Shares of beneficial interest redeemed                                         534,580
Distribution and service plan fees                                             401,493
Trustees' fees--Note 1                                                         202,842
Shareholder reports                                                            189,802
Transfer and shareholder servicing agent fees                                  141,924
Custodian fees                                                                  36,107
Other                                                                           22,784
                                                                          ------------
Total liabilities                                                            3,516,368

======================================================================================
Net Assets                                                                $746,347,784
                                                                          ============

======================================================================================
Composition of Net Assets
Paid-in capital                                                           $610,489,813
--------------------------------------------------------------------------------------
Undistributed net investment income                                          2,205,024
--------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions                                           52,757,152
--------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies                 80,895,795
                                                                          ------------
Net assets                                                                $746,347,784
                                                                          ============

                   30  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

==============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $624,894,508 and 45,631,441 shares of beneficial interest outstanding)               $13.69
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                             $14.53

----------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,036,251
and 5,380,966 shares of beneficial interest outstanding)                                $13.57

----------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,417,025
and 3,558,635 shares of beneficial interest outstanding)                                $13.61

See accompanying Notes to Financial Statements.

                   31  Oppenheimer Multiple Strategies Fund

================================================================================
Statement of Operations  For the Year Ended September 30, 1998
================================================================================

==========================================================================================================
Investment Income
Interest                                                                                   $    30,123,773
----------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $132,309)                                         6,381,938
                                                                                            --------------
Total income                                                                                    36,505,711

==========================================================================================================
Expenses
Management fees--Note 4                                                                          5,796,545
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                          1,166,276
Class B                                                                                            744,275
Class C                                                                                            523,274
----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                            1,033,666
----------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                364,676
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        121,573
----------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                         90,640
----------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                  16,305
----------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                        17,971
----------------------------------------------------------------------------------------------------------
Other                                                                                               92,258
                                                                                                ----------
Total expenses                                                                                   9,967,459

==========================================================================================================
Net Investment Income                                                                           26,538,252

==========================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                                           64,859,859
Closing and expiration of option contracts written--Note 6                                       2,458,718
Foreign currency transactions                                                                   (2,055,189)
                                                                                               -----------
Net realized gain                                                                               65,263,388

----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                   (123,411,754)
Translation of assets and liabilities denominated in foreign currencies                         (5,181,795)
                                                                                             -------------
Net change                                                                                    (128,593,549)
                                                                                             -------------
Net realized and unrealized loss                                                               (63,330,161)

==========================================================================================================
Net Decrease in Net Assets Resulting from Operations                                          $(36,791,909)
                                                                                             =============

See accompanying Notes to Financial Statements.


                   32  Oppenheimer Multiple Strategies Fund

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                                                 Year Ended September 30,
                                                                           1998                         1997
====================================================================================================================
Operations
Net investment income                                                $   26,538,252                     $ 14,511,782
--------------------------------------------------------------------------------------------------------------------
Net realized gain                                                        65,263,388                       54,497,060
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                  (128,593,549)                      37,676,936
Net increase (decrease) in net assets Resulting from operations         (36,791,909)                     106,685,778

====================================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                 (22,551,335)                     (12,706,372)
Class B                                                                  (1,840,926)                        (600,770)
Class C                                                                  (1,269,307)                        (936,710)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                 (55,838,257)                     (14,621,660)
Class B                                                                  (5,628,562)                        (435,849)
Class C                                                                  (4,059,155)                      (1,359,035)

====================================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                   20,258,200                     382,443,207
Class B                                                                   17,065,629                      56,924,508
Class C                                                                    7,078,031                      23,090,531

====================================================================================================================
Net Assets
Total increase (decrease)                                                (83,577,591)                    538,483,628
Beginning of period                                                      829,925,375                     291,441,747
                                                                         ----------                      -----------

End of period (including undistributed net investment
income of $2,205,024 and $1,488,298, respectively)                    $  746,347,784                    $829,925,375
                                                                        ============                    ============

See accompanying Notes to Financial Statements.

                   33  Oppenheimer Multiple Strategies Fund

================================================================================
Financial Highlights
================================================================================

                                                          Class A
                                                          ----------------------------------------------------------

                                                          Year Ended September 30,       Year Ended December 31,
                                                          1998      1997      1996(2)    1995      1994      1993
===================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $16.17    $14.09     $13.07    $11.52     $13.05    $11.63
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               .51        .50        .49       .52        .54       .44
Net realized and unrealized gain (loss)                  (1.22)      2.88        .96      2.08       (.75)     1.43
                                                        ------     ------     ------      ------   ------     -----
Total income (loss) from investment
operations                                                (.71)      3.38       1.45      2.60       (.21)     1.87

-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      (.49)      (.51)      (.43)     (.49)      (.53)     (.44)
Distributions from net realized gain                     (1.28)      (.79)      (.56)       --       (.79)     (.01)
                                                        ------     ------     ------     ------     ------    -----
Total dividends and distributions
to shareholders                                          (1.77)     (1.30)      (.43)    (1.05)     (1.32)     (.45)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $13.69     $16.17     $14.09    $13.07     $11.52    $13.05
                                                        ======     ======     ======    ======     ======    ======

===================================================================================================================
Total Return, at Net Asset Value(4)                      (4.71)%    25.46%     11.22%    22.79%     (1.59)%   16.30%
===================================================================================================================
Ratios/Supplemental Data
Net assets,end of period
(in thousands)                                        $624,895   $712,470   $264,359  $251,353   $237,771  $277,914
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $699,665   $395,436   $256,765  $249,660   $260,767  $272,303
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     3.34%      3.30%      4.73%(5)  3.97%      4.10%     3.58%
Expenses                                                  1.08%      1.16%      1.21%(5)  1.15%      1.09%     1.14%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                58.5%      51.0%      31.7%     28.5%      31.5%     32.7%

1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. For the nine months ended September 30, 1996. The Fund changed its fiscal year end from December 31 to September 30.

3. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                   34  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

Class B                                                        Class C
--------------------------------------------------------       ---------------------------------------------------------------------
                                              Period
                                              Ended
Year Ended September 30,                      Dec. 31,         Year Ended September 30,              Year Ended December 31,
1998         1997         1996(2)             1995(3)          1998        1997          1996(2)     1995      1994     1993(1)
====================================================================================================================================

 $16.04      $14.01       $13.03              $13.28            $16.07      $14.02        $13.01      $11.49   $13.05   $12.86
------------------------------------------------------------------------------------------------------------------------------------

    .38         .45          .41                 .17               .38         .41           .40         .40      .44     (.97)
  (1.20)       2.78          .93                 .41             (1.20)       2.83           .96        2.07     (.77)    1.29
  ------      ------       ------              ------            ------      ------        ------      ------   ------   ------

   (.82)       3.23         1.34                 .58              (.82)       3.24          1.36        2.47     (.33)     .32

------------------------------------------------------------------------------------------------------------------------------------

   (.37)       (.41)        (.36)               (.27)             (.36)       (.40)         (.35)       (.39)    (.44)    (.12)
  (1.28)       (.79)         --                 (.56)            (1.28)       (.79)          --         (.56)    (.79)    (.01)
  ------      ------       ------              ------            ------      ------        ------      ------   ------   ------

  (1.65)      (1.20)        (.36)               (.83)            (1.64)      (1.19)         (.35)       (.95)   (1.23)    (.13)
------------------------------------------------------------------------------------------------------------------------------------
 $13.57      $16.04       $14.01              $13.03            $13.61      $16.07        $14.02      $13.01   $11.49   $13.05
 ======      ======       ======              ======            ======      ======        ======      ======   ======   ======

====================================================================================================================================
  (5.49)%     24.34%       10.37%               4.44%            (5.43)%     24.42%        10.55%      21.69%   (2.50)%   2.51%

====================================================================================================================================


$73,036     $67,916       $5,996              $1,265           $48,417     $49,539       $21,087     $15,405   $9,182     $396
------------------------------------------------------------------------------------------------------------------------------------
$74,442     $25,113       $3,546              $  520           $52,325     $33,813       $17,898     $11,827   $5,601     $194
------------------------------------------------------------------------------------------------------------------------------------

   2.53%       2.26%        3.69% (5)           2.62% (5)         2.51%       2.61%         3.84%(5)    3.08%    3.30%    2.19%(3)
   1.91%       1.96%        2.12% (5)           2.27% (5)         1.91%       1.97%         2.07%(5)    1.99%    2.00%    2.50%(5)
------------------------------------------------------------------------------------------------------------------------------------
   58.5%       51.0%        31.7%               28.5%             58.5%       51.0%         31.7%       28.5%    31.5%    32.7%

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended
September 30, 1998, were $446,088,367 and $426,392,607, respectively.

See accompanying Notes to Financial Statements.

                   35  Oppenheimer Multiple Strategies Fund

================================================================================
Notes to Financial Statements
================================================================================

================================================================================
1. Significant Accounting Policies
Oppenheimer Multiple Strategies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high total investment return consistent with preservation of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rate of exchange prevailing on the respective dates of such transactions.


                   36  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

================================================================================
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended September 30, 1998, a credit of $64,022 was made for the Fund's projected benefit obligations, and payments of $9,051 were made to retired Trustees, resulting in an accumulated liability of $189,122 as of September 30, 1998.

            The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

                   37  Oppenheimer Multiple Strategies Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================

================================================================================
1. Significant Accounting Policies  (continued)
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1998, amounts have been reclassified to reflect an increase in paid-in capital of $591,836, a decrease in undistributed net investment income of $159,958, and a decrease in accumulated net realized gain on investments of $431,878.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   38  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:


                               Year Ended September 30, 1998     Year Ended September 30, 1997
                               -------------------------------  ---------------------------------
                               Shares              Amount       Shares               Amount
-------------------------------------------------------------------------------------------------
Class A:
Sold                              2,733,445     $ 41,795,382       2,219,229   $ 32,694,783
Dividends reinvested              4,959,787       71,625,634       1,707,937     24,639,919
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                 --               --      21,161,450    321,019,207
Oppenheimer Strategic
Income & Growth Fund--Note 8             --               --       3,530,859     53,563,143
Redeemed                         (6,121,146)     (93,162,816)     (3,316,554)   (49,473,845)
                                 ----------     ------------     -----------   -------------
Net increase                      1,572,086     $ 20,258,200      25,302,921   $382,443,207
                                 ==========     ============     ===========   =============

-------------------------------------------------------------------------------------------------
Class B:
Sold                              1,763,004     $ 26,611,307       1,162,177   $ 17,259,750
Dividends reinvested                459,723        6,577,938          60,758        888,166
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                 --               --         233,975      3,521,330
Oppenheimer Strategic
Income & Growth Fund--Note 8             --               --       2,758,332     41,512,900
Redeemed                         (1,076,399)     (16,123,616)       (408,734)    (6,257,638)
                                 ----------     ------------     -----------   -------------
Net increase                      1,146,328     $ 17,065,629       3,806,508   $ 56,924,508
                                 ==========     ============     ===========   =============

-------------------------------------------------------------------------------------------------
Class C:
Sold                                981,223     $ 14,888,603       1,211,432   $ 17,627,875
Dividends reinvested                345,067        4,948,258         151,633      2,159,025
Issued in connection with
the acquisition of:
Oppenheimer Fund--Note 8                 --               --         350,467      5,285,049
Oppenheimer Strategic
Income & Growth Fund--Note 8             --               --         246,193      3,712,604
Redeemed                           (849,738)     (12,758,830)       (381,455)    (5,694,022)
                                 ----------     ------------     -----------   -------------
Net increase                        476,552        7,078,031       1,578,270   $ 23,090,531
                                 ==========     ============     ===========   =============

=================================================================================================

3. Unrealized Gains and Losses on Investments
As of September 30, 1998, net unrealized appreciation on investments and options written of $80,879,478 was composed of gross appreciation of $130,299,440, and gross depreciation of $49,419,962.

                   39  Oppenheimer Multiple Strategies Fund

================================================================================
Notes to Financial Statements    (Continued)
================================================================================

================================================================================
4.  Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion. The agreement was amended per resolutions adopted by the Board of Trustees on December 11, 1997 to add the final breakpoint of 0.58% on average annual net assets in excess of $1.5 billion.

             For the year ended September 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $910,294, of which $288,141 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $878,710 and $134,394, respectively, of which $47,196 and $3,702, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1998, OFDI received contingent deferred sales charges of $164,466 and $11,263, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

             OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

             The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1998, OFDI paid
$83,283 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

             The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the

                   40  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

================================================================================
year ended September 30, 1998, OFDI paid $7,327 and $14,113, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $618,987 and $227,791, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1998, OFDI had incurred excess distribution and servicing costs of $2,811,387 for Class B and $576,876 for Class C.
--------------------------------------------------------------------------------

5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

           Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S.dollar.

As of September 30, 1998, the Fund had outstanding forward contracts as follows:

                                                    Contract          Valuation as of               Unrealized
                             Expiration Date      Amount (000s)       September 30, 1998            Depreciation
----------------------------------------------------------------------------------------------------------------
Contracts to Sell
Australian Dollar (AUD)         10/2/98             239 AUD              $142,095                    $1,910


                   41  Oppenheimer Multiple Strategies Fund

================================================================================
Notes to Financial Statements       (Continued)
================================================================================

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

             The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

             Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

             Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

             The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1998 was as follows:


                                                                 Call Options
                                                                 -------------------------------
                                                                 Number            Amount
                                                                 of Options        of Premiums
------------------------------------------------------------------------------------------------
Options outstanding at September 30, 1997                          10,978          $  2,931,225
Options written                                                    14,372             5,747,199
Options closed or expired                                         (12,063)           (4,462,852)
Options exercised                                                  (8,054)           (2,248,247)
                                                                  -------          ------------
Options outstanding at September 30, 1998                           5,233          $  1,967,325
                                                                  =======          ============
=================================================================================================

7. Illiquid and Restricted Securities

As of September 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value.

                   42  Oppenheimer Multiple Strategies Fund

================================================================================

================================================================================

================================================================================
A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 1998 was $3,332,413, which represents 0.45% of the Fund's net assets.

================================================================================
8. Acquisition of Oppenheimer Fund and Oppenheimer Strategic Income & Growth
   Fund
On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Fund shareholders on October 10, 1996. The Fund issued 21,161,450, 233,975 and 350,467 shares of beneficial interest for Class A, Class B, and Class C, respectively, valued at $321,019,207, $3,521,330, and $5,285,049, in exchange for the net assets, resulting in combined Class A net assets of $675,300,917, Class B net assets of $60,510,384 and Class C net assets of $45,364,088 on June 20, 1997. The net assets acquired included net unrealized appreciation of $114,271,242. The exchange qualified as a tax-free reorganization for federal income tax purposes.

             On June 20, 1997, the Fund acquired all the net assets of Oppenheimer Strategic Income & Growth Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Strategic Income & Growth Fund shareholders on March 10, 1997. The Fund issued 3,530,859, 2,758,332 and
246,193 shares of beneficial interest for Class A, Class B, and Class C, respectively, valued at $53,563,143, $41,512,900, and $3,712,604, in exchange for the net assets, resulting in combined Class A net assets of $675,300,917, Class B net assets of $60,510,384 and Class C net assets of $45,364,088 on June 20,1997. The net assets acquired included net unrealized appreciation of $8,093,961. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
9. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

             The Fund had no borrowings outstanding during the year ended September 30, 1998.

                   43  Oppenheimer Multiple Strategies Fund

================================================================================
Independent Auditors' Report
================================================================================

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Multiple Strategies Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Multiple Strategies Fund as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the nine-month period ended September 30, 1996, and each of the years in the three-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multiple Strategies Fund as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the nine-month period ended September 30, 1996, and each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
October 21, 1998


                   44  Oppenheimer Multiple Strategies Fund

================================================================================
Federal Income Tax Information  (Unaudited)
================================================================================

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S.Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $1.3978, $1.3599 and $1.3596 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 19, 1997, of which, for each class of shares, $0.2933 was designated as a capital gain distribution in the "28% Rate Group" and $0.7208 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

             Dividends paid by the Fund during the year ended September 30, 1998, which are not designated as capital gain distributions should be multiplied by 21.82% to arrive at the net amount eligible for the corporate dividend-received deduction.

             The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   45  Oppenheimer Multiple Strategies Fund

================================================================================
Oppenheimer Multiple Strategies Fund
================================================================================

================================================================================
Officers and Trustees          Leon Levy, Chairman of the Board of Trustees,
                               Donald W. Spiro, Vice Chairman of the Board of
                               Trustees, Bridget A. Macaskill, Trustee and
                               President, Robert G. Galli, Trustee, Benjamin
                               Lipstein, Trustee, Elizabeth B. Moynihan,
                               Trustee, Kenneth A. Randall, Trustee, Edward V.
                               Regan, Trustee, Russell S. Reynolds, Jr.,
                               Trustee, Pauline Trigere, Trustee, Clayton K.
                               Yeutter, Trustee, George Evans, Vice President,
                               Michael S. Levine, Vice President David P. Negri,
                               Vice President Richard H. Rubinstein, Vice
                               President George C. Bowen, Treasurer, Robert J.
                               Bishop, Assistant Treasurer Scott T. Farrar,
                               Assistant Treasurer, Andrew J. Donohue, Secretary
                               Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor             OppenheimerFunds, Inc.

================================================================================
Distributor                    OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder       OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                   The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors           KPMG Peat Marwick LLP

================================================================================
Legal Counsel                  Gordon Altman Butowsky Weitzen Shalov & Wein

                               This is a copy of a report to shareholders of Oppenheimer Multiple Strategies Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Multiple Strategies Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   46  Oppenheimer Multiple Strategies Fund

================================================================================
OppenheimerFunds Family
================================================================================

======================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund                 Gold & Special Minerals Fund

==========================================================================================
Global Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund         International Growth Fund       Quest Global Value Fund
International Small             Global Fund                     Global Growth & Income Fund
  Company Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Enterprise Fund                 MidCap Fund                     Growth Fund
Discovery Fund                  Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund      Quest Capital Value Fund        Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &            Total Return Fund               Disciplined Allocation Fund
  Growth Fund                   Quest Balanced                  Multiple Strategies Fund
Quest Opportunity                Value Fund/1/                  Convertible Securities Fund/2/
  Value Fund                    Equity Income Fund

==========================================================================================
Taxable Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund            U.S. Government Trust
World Bond Fund                 Strategic Income Fund           Limited-Term Government Fund
High Yield Fund                 Bond Fund

==========================================================================================
Municipal Bond Funds
------------------------------------------------------------------------------------------
California Municipal Fund/3/    Pennsylvania Municipal Fund/3/  Rochester Division:
Florida Municipal Fund/3/       Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund/3/    Insured Municipal Fund          Limited Term New York
New York Municipal Fund/3/      Intermediate Municipal Fund      Municipal Fund

==========================================================================================
Money Market Funds/4/
------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                   47  Oppenheimer Multiple Strategies Fund

Internet
24-hr access to account
information. Online
transactions now available

www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048

Account Transactions
Mon-Fri 8:30am-8pm ET

1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions

1-800-533-3310

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links"your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds' Services, with their Award of Excellence in 1993.

        So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0240.001.0998  November 27,  1998